UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2003

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire 03773

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Item 1-6.	Not applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press release issued by New Hampshire Thrift Bancshares, Inc. on July 15, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.	Not applicable.

Item 9.	Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 14, 2003, New Hampshire Thrift Bancshares, Inc. (“NHTB”) announced its earnings for the second quarter of the 2003 fiscal year. A copy of the press release dated July 14, 2003, describing first quarter earnings is attached as Exhibit 99.1.

Item 10-11.	Not applicable.

Item 12.	Results of Operations and Financial Condition

See Item 9 per SEC Release 33-8216, March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

	By:	/s/ STEPHEN R. THEROUX
Date: July 15, 2003	Name: Title:	Stephen R. Theroux Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 14, 2003.